UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                        --------------------------------
                                    FORM 8-K
                        --------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 31, 2005

                             -----------------------

                         PRG-SCHULTZ INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

            GEORGIA                                000-28000                                  58-2213805
        --------------                          --------------                            ------------------
(State or Other Jurisdiction                (Commission File Number)                          (IRS Employer
        of Incorporation)                                                                   Identification No.)

  600 GALLERIA PARKWAY, SUITE 100, ATLANTA, GEORGIA       30339-5949
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          (Address of principal executive office)          (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (770) 779-3900

         (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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


ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective August 31, 2005, Mr. Jonathan Golden, a Class I Director of the Company, resigned from the Board of Directors. Mr. Golden's resignation was not due to any disagreement with the Company. The Company does not intend to fill Mr. Golden's seat on the Board of Directors. Giving effect to such resignation, the Board of Directors has seven members.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, PRG-Schultz International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PRG-SCHULTZ INTERNATIONAL, INC.



Date:  September 6, 2005                  By:   /s/ Clinton McKellar
                                              ----------------------------------
                                              Clinton McKellar, Jr.
                                              General Counsel and Secretary